                                                                      EXHIBIT 99

NEWS FROM SEARS

                                                       CONTACT:
                                                       William H. Parke
                                                       (847) 286-5998

                                                       FOR IMMEDIATE RELEASE:
                                                       January 21, 1999

                  SEARS REPORTS FOURTH-QUARTER 1998 RESULTS
             STRENGTH IN CREDIT BUSINESS OFFSETS RETAIL SOFTNESS

     HOFFMAN ESTATES, Ill. -- Sears, Roebuck and Co. reported fourth-quarter 1998 net income of $535 million, or $1.39 per share, compared with $536 million, or $1.35 per share, in the fourth quarter of 1997. Earnings per share benefited from fewer shares outstanding in 1998. Both periods were affected by non-comparable items.
     Excluding these non-comparable items, fourth quarter 1998 net income would have been $572 million, or $1.48 per share, a 14.7 percent per share increase from $512 million, or $1.29 per share for the comparable 1997 period. The increase was primarily due to improved performance of the credit business. Credit benefited from the successful execution of management's operational plans, which improved portfolio quality and led to a lower provision for uncollectible accounts. The favorable credit results and a lower effective tax rate more than offset softness in the retail business segment.
     Significant non-comparable items affecting the fourth quarter of 1998 included impairment charges related to the sale of Western Auto and the pending sale of HomeLife, as well as the impact of SFAS No. 125 accounting, which in aggregate reduced net income by $37 million, or $0.09 per share. The non-comparable item in the fourth quarter of 1997 was the impact of SFAS No. 125 accounting, which increased net income by $24 million, or $0.06 per share.
     Fourth-quarter 1998 revenues were $12.16 billion, a decrease from revenues of $13.08 billion in the fourth quarter of 1997. The fourth quarter of 1998 included 13 weeks as compared with 14 weeks in the fourth quarter of 1997. Excluding the fourteenth week in 1997 and the impact of the November 2, 1998 sale of Western Auto, fourth quarter revenues would have been flat.


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


Page 2


     "Our robust home appliance and electronics business drove hardgood sales in our full-line stores during the quarter, with notable performers being major appliances, big screen TVs and camcorders, but these results were offset by slower softgood sales," said Chairman and Chief Executive Officer Arthur C. Martinez. "Although the arrival of colder weather during the holidays spurred seasonal apparel sales, quarterly apparel results were disappointing. Several categories did well, however, including women's special sizes, jewelry, cosmetics and fragrances. Off the mall, our hardware and dealer stores continued to perform well."
     Net income for 1998 was $1.05 billion, or $2.68 per share as compared to $1.19 billion, or $2.99 per share in 1997. Excluding the impact of significant non-comparable items, net income would have been $1.30 billion, or $3.32 per share, compared with $1.30 billion, or $3.27 per share for the comparable 1997 period, as strong credit results offset a decline in retail results. In addition, the effective tax rate was reduced from 40.1 percent in 1997 to 38.2 percent in 1998.
     For 1998, revenues were $41.32 billion, a slight increase over revenues of $41.30 billion in the same period last year. The 1998 fiscal year included 52 weeks as compared with 53 weeks in fiscal 1997. Excluding the fifty-third week in 1997 and the impact of the sale of Western Auto, annual revenues would have increased $946 million or 2.3 percent.

DOMESTIC OPERATIONS

     Fourth quarter domestic operations revenues were $11.07 billion, versus revenues of $11.93 billion in the comparable 1997 period. Excluding the fourteenth week included in the prior year and the impact of the sale of Western Auto, fourth quarter domestic operations revenues would have increased $18 million or 0.2 percent. Revenues, adjusted for the fourteenth week and the impact of the sale of Western Auto, included a 1.1 percent increase in domestic retail revenues, which included a comparable store sales decrease of 1.6 percent; a 2.1 percent increase in services revenues, and an 8.5 percent decrease in credit revenues. The decrease in credit revenues was attributable to reduced late fee income and a lower level of owned credit card receivables.


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Page 3


     Domestic gross margin as a percentage of merchandise sales and services in the fourth quarter of 1998 was 26.3 percent versus 27.7 percent in 1997. Increased promotional activity in the retail segment to meet higher competitive levels led to the margin decline.
     Domestic operations selling and administrative expense as a percentage of revenues was 18.8 percent in the fourth quarter of 1998 versus 18.5 percent in the fourth quarter of 1997. An improvement in retail expense leverage partially offset the increase in credit expenses, which was primarily due to higher operating expenses within the credit business and a decrease in credit revenues.
     In the fourth quarter of 1998, the domestic provision for uncollectible accounts was $245 million, a 60.7 percent decrease from $623 million in the fourth quarter of 1997. The decrease in the provision is due to favorable trends in delinquency rates, charge-off experience and bankruptcies and a decrease in the level of owned credit card receivable balances.
     "In the fourth quarter, we continued to increase our investment in collection and risk management activities and have seen improvement in delinquency and charge-off statistics for our portfolio overall," Martinez said. "Our improvement in the provision for the fourth quarter reflects this underlying positive trend in portfolio quality during 1998," he added. The provision benefited from a $34 million reduction to the allowance for uncollectible accounts as compared with an increase of $244 million in the fourth quarter of 1997.

INTERNATIONAL OPERATIONS

     International operations in the fourth quarter of 1998 include Sears interest in 55 percent of Sears Canada. International operating results were strong in the fourth quarter of 1998, providing $26 million of Sears consolidated net income compared with $19 million in the fourth quarter of 1997. The international segment benefited from Sears Canada's improved operating results as well as the timing of certain holding company costs, but the improvement was partially offset by the negative effects of a lower exchange rate.


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Page 4


OUTLOOK

     For 1999, the company expects a low double-digit percentage increase in earnings per share (excluding non-comparable items) over the 1998 level.
     This outlook is forward looking and as such involves risks and uncertainties that could cause actual results to differ materially. The company's forward-looking statements are based on assumptions about many important factors, including competitive conditions in the retail industry; changes in consumer confidence, spending and preferences; general United States economic conditions such as changing interest rates; the trends in personal bankruptcies; the outcome of pending bankruptcy reform legislation, and normal business uncertainty. While the company believes that its assumptions are reasonable, it cautions that it is impossible to predict the impact of certain factors which could cause actual results to differ materially from predicted results.
     Through its network of 845 full-line stores and more than 2,100 specialty stores, Sears provides apparel, home and automotive products and related services for families throughout America, serving more than 60 million households.


                                 #  #  #  #

SEARS, ROEBUCK AND CO.
CONSOLIDATED INCOME
--------------------------------------------------------------------------------

                                          For the 13 Weeks Ended Jan. 2, 1999   For the 52 Weeks Ended Jan. 2, 1999
                                            and 14 Weeks Ended Jan. 3, 1998       and 53 Weeks Ended Jan. 3, 1998
                                          -----------------------------------   -----------------------------------
(millions, except earnings per share)       1998      1997     % Change           1998      1997     % Change
                                           -------   -------   --------          -------   -------   --------
Revenues
 Merchandise and service                   $11,036   $11,753      -6.1%          $36,704   $36,371       0.9%
 Credit revenues                             1,122     1,329     -15.6%            4,618     4,925      -6.2%
                                           -------   -------                     -------   -------
          Total revenues                    12,158    13,082      -7.1%           41,322    41,296       0.1%

Costs and expenses
 Cost of sales, buying and occupancy         8,104     8,475      -4.4%           27,257    26,779       1.8%
 Selling and administrative                  2,302     2,449      -6.0%            8,318     8,322         -
 Depreciation and amortization                 207       212      -2.4%              830       785       5.7%
 Provision for uncollectible accounts          250       634     -60.6%            1,287     1,532     -16.0%
 Interest                                      345       388     -11.1%            1,423     1,409       1.0%
 Impairment loss                                56         -         -               352         -         -
 Reaffirmation charge                            -         -         -                 -       475         -
                                           -------   -------                     -------   -------
          Total costs and expenses          11,264    12,158      -7.4%           39,467    39,302       0.4%
                                           -------   -------                     -------   -------
Operating income                               894       924      -3.2%            1,855     1,994      -7.0%
Other income, net                                4         8         -                28       145         -
                                           -------   -------                     -------   -------
Income before income taxes and
 minority interest                             898       932      -3.6%            1,883     2,139     -12.0%

Income taxes                                  (338)     (370)     -8.6%             (766)     (912)    -16.0%

Minority interest                              (25)      (26)     -3.8%              (45)      (39)     15.4%
                                           -------   -------                     -------   -------
Net income before extraordinary loss           535       536      -0.2%            1,072     1,188      -9.8%

Extraordinary loss on debt extinguishment      -          -          -                24        -          -
                                           -------   -------                     -------   -------
Net income                                 $   535   $   536      -0.2%          $ 1,048   $ 1,188     -11.8%
                                           =======   =======                     =======   =======
Net income consists of:
 Domestic operations                       $   509   $   517      -1.5%          $ 1,008   $ 1,203     -16.2%
 International operations                       26        19      36.8%               40       (15)        -
                                           -------   -------                     -------   -------
Net income                                 $   535   $   536      -0.2%          $ 1,048   $ 1,188     -11.8%
                                           =======   =======                     =======   =======

Earnings per share:

 Basic                                     $  1.39   $  1.37                     $  2.70   $  3.03
                                           =======   =======                     =======   =======
 Diluted                                   $  1.39   $  1.35                     $  2.68   $  2.99
                                           =======   =======                     =======   =======
Average common and common
 equivalent shares outstanding               385.6     396.5                       391.7     397.8

SEARS, ROEBUCK AND CO.
SUMMARY OF SIGNIFICANT NON-COMPARABLE ITEMS
--------------------------------------------------------------------------------

                                                13 Weeks Ended Jan. 2, 1999    14 Weeks Ended Jan. 3, 1998
                                                ---------------------------    ---------------------------
                                                     $             EPS              $              EPS
                                                -----------   -------------    ------------   ------------
     Reported Net Income                        $      535    $     1.39       $       536    $      1.35

     Non-comparable Items:
     SFAS No. 125 Accounting                             2          0.01                24           0.06
     Western Auto Impairment                           (18)        (0.05)              --             --
     HomeLife Impairment                               (21)        (0.05)              --             --
                                                -----------   ------------     ------------   ------------
                                                       (37)        (0.09)               24           0.06

     Net income excluding non-comparable items  $      572    $     1.48       $       512    $      1.29
                                                ===========   ============     ============   ============


                                                52 Weeks Ended Jan. 2, 1999    53 Weeks Ended Jan. 3, 1998
                                                ---------------------------    ---------------------------
                                                     $             EPS                $              EPS
                                                -----------   -------------    ------------   ------------
     Reported Net Income                        $    1,048    $     2.68       $     1,188    $      2.99

     Non-comparable Items:
     SFAS No. 125 Accounting                            36          0.09               136           0.35
     Western Auto Impairment                          (243)        (0.62)               --             --
     HomeLife Impairment                               (21)        (0.05)               --             --
     Extraordinary Loss on Debt Extinguishment         (24)        (0.06)               --             --
     Parts America Conversion                           --            --               (23)         (0.06)
     Post Retirement Life Insurance                     --            --                37           0.09
     Sale of Sears Mexico                               --            --               (36)         (0.09)
     Sale of Advantis                                   --            --                91           0.23
     Reaffirmation Charge                               --            --              (320)         (0.80)
                                                -----------   ------------     ------------   ------------
                                                      (252)        (0.64)             (115)         (0.28)

     Net income excluding non-comparable items  $    1,300    $     3.32       $     1,303    $      3.27
                                                ===========   ============     ============   ============


SEARS, ROEBUCK AND CO.
DOMESTIC OPERATIONS INFORMATION
--------------------------------------------------------------------------------------------------------------------------

                                               For the 13 Weeks Ended Jan. 2, 1999     For the 52 Weeks Ended Jan. 2, 1999
                                                 and 14 Weeks Ended Jan. 3, 1998         and 53 Weeks Ended Jan. 3, 1998
                                               -----------------------------------     -----------------------------------
(millions)                                      1998         1997        % Change       1998           1997       % Change
                                               -------      -------      ---------     ------         -------     --------
Revenues
 Merchandise and service                        $10,011     $10,672        -6.2%        $33,542        $33,159         1.2%
 COMPARABLE STORE SALES INC(DEC)                   (1.6%)       2.2%                        1.1%           2.3%
 Credit revenues
     Gross finance charges and other revenues     1,172       1,380       -15.1%          4,802          5,086        -5.6%
     Funding costs on securitized receivables      (110)       (122)       -9.8%           (433)          (437)       -0.9%
                                                -------     -------                     -------        -------
     Total credit revenues                        1,062       1,258       -15.6%          4,369          4,649        -6.0%
                                                -------     -------                     -------        -------
      Total revenues                             11,073      11,930        -7.2%         37,911         37,808         0.3%

Costs and expenses
 Cost of sales, buying and occupancy              7,381       7,712        -4.3%         24,935         24,431         2.1%
 GROSS MARGIN %                                    26.3%       27.7%                       25.7%          26.3%
 Selling and administrative                       2,080       2,209        -5.8%          7,589          7,542         0.6%
  % OF TOTAL REVENUES                              18.8%       18.5%                       20.0%          19.9%
 Depreciation and amortization                      191         196        -2.6%            766            725         5.7%
 Provision for uncollectible accounts               245         623       -60.7%          1,261          1,493       -15.5%
 Interest                                           319         360       -11.4%          1,318          1,290         2.2%
 Impairment loss                                     56           -           -             352              -           -
 Reaffirmation charge                                 -           -           -               -            475           -
                                                -------     -------                     -------        -------
      Total costs and expenses                   10,272      11,100        -7.5%         36,221         35,956         0.7%
                                                -------     -------                     -------        -------
Operating income                                $   801     $   830        -3.5%        $ 1,690        $ 1,852        -8.7%
                                                =======     =======                     =======        =======

Operating income by business format:
 Retail                                         $   506     $   689       -26.6%        $   734        $   951       -22.8%
 Services                                            91          85         7.1%            375            361         3.9%
 Credit                                             315         113       178.8%          1,144            752        52.1%
 Corporate                                          (55)        (57)       -3.5%           (211)          (212)       -0.5%
 Impairment loss                                    (56)          -           -            (352)             -           -
                                                -------     -------                     -------        -------
   Total operating income                       $   801     $   830        -3.5%        $ 1,690        $ 1,852        -8.7%
                                                =======     =======                     =======        =======

Operating income by business format, excluding non-comparable items:
 Retail                                         $   506     $   689       -26.6%        $   734        $   928       -20.9%
 Services                                            91          85         7.1%            375            361         3.9%
 Credit                                             312          74       321.6%          1,086          1,005         8.1%
 Corporate                                          (55)        (57)       -3.5%           (211)          (212)       -0.5%
                                                -------     -------                     -------        -------
   Total operating income                       $   854     $   791         8.0%        $ 1,984        $ 2,082        -4.7%
                                                =======     =======                     =======        =======


Pretax LIFO credit                              $   (64)    $   (47)                    $   (34)       $   (17)
                                                =======     =======                     =======        =======

SEARS, ROEBUCK AND CO.
DOMESTIC OPERATIONS INFORMATION (continued)
==============================================================================

(millions, except number of stores)

                                      For the 13 Weeks Ended Jan. 2, 1999    For the 52 Weeks Ended Jan. 2, 1999
                                      and the 14 Weeks Ended Jan. 3, 1998    and the 53 Weeks Ended Jan. 3, 1998
                                      -----------------------------------    -----------------------------------
                                         1998       1997      % Change         1998          1997       % Change
                                      --------     ------     --------       -------        ------      --------
Total Domestic Revenues:

Retail                                 $ 9,214    $ 9,833       - 6.3%       $30,429       $30,086          1.1%

Services                                   797        838       - 4.9%         3,113         3,073          1.3%

Credit                                   1,062      1,259       -15.6%         4,369         4,649         -6.0%
                                       -------    -------                    -------       -------
  Total Domestic Revenues              $11,073    $11,930        -7.2%       $37,911       $37,808          0.3%
                                       =======    =======                    =======       =======

                                       ------------------
                                       Jan. 2,   Jan. 3,
                                        1999      1998
                                       -------    -------
Domestic inventories -LIFO             $ 4,336    $ 4,598
                                       =======    =======
                     -FIFO             $ 5,013    $ 5,311
                                       =======    =======



Domestic credit card receivables:

  Managed credit card receivables      $28,357    $28,945

  Securitized balances sold             (6,626)    (6,404)

  Retained interest in transferred
    credit card receivables             (4,400)    (3,316)

  Other receivables                        166        161
                                       -------    -------
  Owned credit card receivables        $17,497    $19,386
                                       =======    =======

                                       --------------------------------------------------
                                       Jan. 3,                     Western Auto   Jan. 2,
Domestic retail stores:                 1998     Opened    Closed      Sale         1999
                                       -------   -------   -------     -----       ------
  Full-line stores                         833        23       (11)        0          845

  Specialty formats                      2,697       216       (63)     (652)       2,198
                                       -------   -------   -------     -----       ------
      Total                              3,530       239       (74)     (652)       3,043
                                       =======   =======   =======     =====       ======
  Gross square feet                      151.0       5.2      (1.9)     (6.9)       147.4
                                       =======   =======   =======     =====       ======

SEARS, ROEBUCK AND CO.
SUPPLEMENTAL DOMESTIC CREDIT INFORMATION
--------------------------------------------------------------------------------

The following tables indicate the extent to which line items on the externally reported income statement were affected by the implementation of SFAS No. 125 & 115 as contrasted with the accounting treatment prior to implementation of these standards. (e.g. as if the accounting method had not been changed):

                                                                      FOURTH QUARTER
                                       For the 13 Weeks Ended Jan. 2, 1999     For the 14 Weeks Ended Jan. 3, 1998
                                       -----------------------------------     -----------------------------------
INCREASE (DECREASE)                      SFAS 125    SFAS 115     TOTAL        SFAS 125     SFAS 115      TOTAL
                                       -----------  ---------- -----------     ----------  ----------  -----------
Credit Revenues                        $    (141.8) $   (76.4) $ (218.2)       $   (131.1) $    (67.3) $  (198.4)

Selling and administrative expense           (32.8)       -       (32.8)            (34.2)        -        (34.2)

Provision for uncollectible accounts        (111.6)     (76.4)   (188.0)           (136.6)      (67.3)    (203.9)
                                       -----------  ---------  --------        ----------  ----------  ---------
OPERATING INCOME                               2.6        -         2.6              39.7         -         39.7

Income Tax                                     0.7        -         0.7              15.5         -         15.5
                                       -----------  ---------  --------        ----------  ----------  ---------
Net Income                             $       1.9  $     -    $    1.9        $     24.2  $      -    $    24.2
                                       ===========  =========  ========        ==========  ==========  =========

                                                                      YEAR TO DATE
                                       For the 52 Weeks Ended Jan. 2, 1999     For the 53 Weeks Ended Jan. 3, 1998
                                       -----------------------------------     -----------------------------------
                                         SFAS 125    SFAS 115     Total        SFAS 125     SFAS 115      Total
                                       -----------  ---------- -----------     ----------  ----------  -----------
Credit Revenues                        $    (549.6) $  (283.7) $ (833.3)       $   (321.6) $   (173.4) $  (495.0)

Selling and administrative expense          (128.6)       -      (128.6)           (126.4)        -       (126.4)

Provision for uncollectible accounts        (478.4)    (283.7)   (762.1)           (417.6)     (173.4)    (591.0)
                                       -----------  ---------  --------        ----------  ----------  ---------
OPERATING INCOME                              57.4        -        57.4             222.4         -        222.4

Income Tax                                    21.5        -        21.5              86.4         -         86.4
                                       -----------  ---------  --------        ----------  ----------  ---------
Net Income                             $      35.9  $     -    $   35.9        $    136.0  $      -    $   136.0
                                       ===========  =========  ========        ==========  ==========  =========

The following charge-off, delinquency and portfolio yield information relate to the managed portfolio of credit card receivables which is comprised of on-book credit card receivables, credit card receivables underlying retained interest securities and securities which have been sold to third parties. The effective financing rate is based on both on-book debt of the company and securitization interest of the Sears Master Trust.


                                     For the 13 weeks ended Jan. 2, 1999    For the 52 weeks ended Jan. 2, 1999
NET INTEREST MARGIN:                 and the 14 weeks ended jan. 3, 1998    and the 53 weeks ended jan. 3, 1998
                                     -----------------------------------    -----------------------------------
                                            1998         1997                      1998        1997
                                       -------------  ------------            -------------  -----------
Portfolio Yield                              20.09%     21.02%                      20.18%      20.17%
Effective Financing Rate                      5.84%      6.14%                       6.00%       6.13%
                                       -------------  ------------            -------------  -----------
Net Interest Margin                          14.25%     14.88%                      14.18%      14.04%
                                       =============  ============            =============  ===========
Delinquency rate*                             7.23%      7.03%                       7.23%       7.03%

Net charge-off rate                           6.74%      7.76%                       7.35%       6.36%


*The 1998 delinquency rate includes 12% of the managed accounts which have been converted to the new credit system (TSYS). For the TSYS accounts, the delinquency rate is 10.1%.

                                     For the 13 weeks ended Jan. 2, 1999    For the 52 weeks ended Jan. 2, 1999
                                     and the 14 weeks ended Jan. 3, 1998    and the 53 weeks ended Jan. 3, 1998
                                     -----------------------------------    -----------------------------------
                                            1998         1997                      1998        1997
                                       -------------  ------------            -------------  -----------
Average managed domestic
     credit card receivables               $27,675     $  27,895                $  27,922     $   27,150